SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549



	FORM 8-K



	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



Date of Report	August 1, 2002


	Landmark Bancorp, Inc.
	(Exact name of Registrant as specified in its charter)


	Delaware
	(State or other jurisdiction of incorporation)


            0-33203					43-1930755
(Commission File Number)	           (I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas	 66502
         (Address of principal executive offices)	(Zip Code)



(785) 	565-2000
	(Registrant's telephone number, including area code)


Item 5.  Other Information

On August 1, 2002, Landmark Bancorp, Inc. issued a press release announcing its results for the quarter and six months ended June 30, 2002, and its declaration of a cash dividend to its shareholders. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements of Business Acquired.

		None.

	(b)	Pro Forma Financial Information.

		None.

	(c)	Exhibits.

	99.1	News Release dated August 1, 2002.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						LANDMARK BANCORP, INC.



Dated:  August 1, 2002		By:	/s/ Mark A. Herpich
	                                    Mark A. Herpich
				            Vice President, Secretary, Treasurer
				             and Chief Financial Officer